FOREIGN CURRENCY TRANSLATION (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Foreign currency translation on
Property, plant and equipment, at fair value	$ 2,798	$ (2,011)	$ (1,510)
Goodwill	150	(131)	(121)
Borrowings	(818)	975	436
Deferred income tax liabilities and assets	(698)	526	318
Other assets and liabilities	(115)	(6)	18
Foreign currency translation, net	$ 1,317	$ (647)	$ (859)